Principal Diversified Select Real Asset Fund
Supplement dated December 17, 2021
to the Statement of Additional Information dated August 1, 2021
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

MANAGEMENT OF THE FUND
Effective December 31, 2021, remove all references to Elizabeth Ballantine from the Statement of Additional Information.
Under Board Committees, in the Committees table, delete the members of the Audit Committee, Nominating and Governance Committee, and Operations Committee and replace with the following:

Committee and Independent Board Members
Audit Committee Victor Hymes, Chair Leroy T. Barnes, Jr. Elizabeth A. Nickels Meg VanDeWeghe
Nominating and Governance Committee Elizabeth A. Nickels, Chair Craig Damos Fritz S. Hirsch Victor Hymes
Operations Committee Karrie McMillan, Chair John D. Kenney Padel L. Lattimer
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